Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Opportunities Fund

(the “Fund”)

Supplement dated September 1, 2021 to the Summary Prospectuses and the Prospectuses of the Fund, each dated May 25, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Peter Fruzzetti	2012*	Investment Officer of MFS
Jose Luis Garcia	2012*	Investment Officer of MFS
Lionel Gomez	2021*	Investment Officer of MFS
Robert Lau	2012*	Investment Officer of MFS
Sandeep Mehta	2020*	Investment Officer of MFS
Nicholas Spratt	September 2021*	Investment Officer of MFS

*	Includes management of the Predecessor Fund.

The section of the Prospectus entitled “Management-Investment Subadvisers- Massachusetts Financial Services Company is deleted in its entirety and replaced with the following:

International Opportunities Fund

Large Capital Growth Fund

Massachusetts Financial Services Company (“MFS”)

111 Huntington Avenue, Boston, Massachusetts 02199

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under management of the MFS organization were approximately $673 billion as of July 31, 2021.

MFS manages a portion of the assets of the International Opportunities Fund using a team of portfolio managers. The team is comprised of Peter Fruzzetti, Jose Luis Garcia, Robert Lau, Sandeep Mehta, Nicholas Spratt and Lionel Gomez. Messrs. Fruzzetti, Garcia, Lau, Mehta, Spratt and Gomez are each Investment Officers of MFS. Mr. Fruzzetti has been employed in the investment area of MFS since 2000. Mr. Garcia has been employed in the investment area of MFS since 2002. Mr. Lau has been employed in the investment area of MFS since 2001. Mr. Mehta has been employed in the investment area of MFS since 2008. Mr. Gomez has been employed in the investment area since 2013. Mr. Spratt has been employed in the investment area of MFS since 2017.

The Large Capital Growth Fund is managed by Jeffrey Constantino, an Investment Officer and Portfolio Manager, and Joseph Skorski, an Investment Officer and Portfolio Manager of MFS. Mr. Constantino joined MFS in 2000 and has served on the portfolio management team of the Large Cap Growth strategy since 2006 and the portfolio management team of the Global Growth strategies since 2008. Mr. Skorski joined MFS in 2007 and has more than two decades of investment experience. During his tenure at the firm, he has had both equity research analyst and portfolio management responsibilities. He joined the portfolio management team of the MFS® Global Growth Equity and MFS® Global Growth Concentrated Equity strategies in 2018 and previously had portfolio management responsibilities for the firm’s Japan Equity strategy.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.